 As filed with the Securities and Exchange Commission on March 10, 1997
                       Securities Act File No. 33-75116
               Investment Company Act of 1940 File No. 811-8352
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                     Post-Effective Amendment No. 5
                                      and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 5
                                --------------
                                   LKCM FUND
                          (Exact Name of Registrant)

                      c/o Luther King Capital Management
                        301 Commerce Street, Suite 1600
                           Fort Worth, Texas  76102
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number (817) 332-3235

                             Karl O. Hartmann, Esq.
                  c/o Chase Global Funds Services Company
                     73 Tremont Street, Boston, MA  02108
                    (Name and Address of Agent for Service)
                                --------------

          It is proposed that this filing will become effective
                   (check appropriate box)
          [X] immediately upon filing pursuant to Paragraph (b)
          [_] on _______________________ pursuant to Paragraph (b)
          [_] 60 days after filing pursuant to Paragraph (a)
          [_] on _______________________ pursuant to Paragraph (a) of Rule 485

                              ------------------

Registrant has previously and hereby continues its elections to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940.

                                 CROSS REFERENCE SHEET

Form N-1A Item Number                           Location in Prospectus
---------------------                           ----------------------

Item  1.  Cover Page............................Cover Page
Item  2.  Synopsis..............................Prospectus Summary; Estimated
                                                Fund Expenses
Item  3.  Condensed Financial Information.......Financial Highlights
Item  4.  General Description of Registrant.....Investment Objective and
                                                Policies; Investment
                                                Limitations; General Information
Item  5.  Management of the Fund................Management
Item  6.  Capital Stock and Other Securities....Purchase of Shares; Redemption
                                                of Shares; Valuation of
                                                Shares; Dividends, Capital
                                                Gain Distributions and Taxes;
                                                General Information
Item  7.  Purchase of Securities Being Offered..Purchase of Shares; Valuation
                                                of Shares; Shareholder Services
Item  8.  Redemption or Repurchase..............Redemption of Shares
Item  9.  Pending Legal Proceedings.............Not Applicable

                                                Location in Statement
Form N-1A Item Number                           of Additional Information
---------------------                           -------------------------

Item 10.  Cover Page............................Cover Page
Item 11.  Table of Contents.....................Table of Contents
Item 12.  General Information and History.......Investment Objectives and
                                                Policies; General Information
Item 13.  Investment Objective and Policies.....Investment Objective and
                                                Policies; Investment Limitations
Item 14.  Management of the Fund................Management
Item 15.  Control Persons and Principal
          Holders of Securities.................Management
Item 16.  Investment Advisory and
          Other Services........................Management
Item 17.  Brokerage Allocation and
          Other Practices.......................Portfolio Transactions and
                                                Brokerage
Item 18.  Capital Stock and Other Securities....General Information
Item 19.  Purchase, Redemption and Pricing of
          Securities Being Offered..............Purchase, Redemption, and
                                                Pricing of Shares
Item 20.  Tax Status............................Dividends, Capital Gains, and
                                                Taxes
Item 21.  Underwriters..........................Management
Item 22.  Calculations of Performance Data......Performance Information
Item 23.  Financial Statements..................Financial Statements

Part C
------

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                    PART A

                                   LKCM FUND

                        POST-EFFECTIVE AMENDMENT NO. 5



Prospectuses included in this filing:


The Prospectus for the LKCM Small Cap Equity Portfolio fund dated March 10, 1997 and the Prospectus for the LKCM Equity Portfolio dated March 10, 1997.

                        LKCM SMALL CAP EQUITY PORTFOLIO

                        301 COMMERCE STREET, SUITE 1600
                            FORT WORTH, TEXAS 76102
                       FOR INFORMATION CALL 800-688-LKCM
-------------------------------------------------------------------------------

PROSPECTUS

March 10, 1997

  The LKCM Small Cap Equity Portfolio (the "Portfolio") is a series of the LKCM Fund (the "Fund"), an open-end, diversified, investment management company whose investment objective is to seek to maximize capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in equity securities of smaller companies (those with market values at the time of investment of less than $1 billion) which the Portfolio's investment adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

                     ------------------------------------

  This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. It should be retained for future reference. A Statement of Additional Information dated March 10, 1997 and containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Fund at the address or telephone number shown above.

                     ------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR BANK AFFILILATE AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                              PORTFOLIO EXPENSES

  The following table illustrates the various expenses and fees that a shareholder of the Portfolio may incur either directly or indirectly. The fees and expenses are based on the most recent audited period.

  SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases.......................................  None
   Sales Load Imposed on Reinvested Dividends............................  None
   Redemption Fees.......................................................  None+
   Exchange Fees.........................................................  None
   ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
   Investment Advisory Fee...............................................  .75%
   12b-1 Fees............................................................  None
   Other Expenses........................................................  .25%
                                                                          -----
     Total Operating Expenses............................................ 1.00%

Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep Total Operating Expenses from exceeding 1.00%.
--------
+ The Portfolio's transfer agent imposes a direct $8.00 charge on each wire redemption. See "Redemption of Shares--By Telephone or Wire."

EXAMPLE:

  You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

         1 YEAR              3 YEARS                       5 YEARS                       10 YEARS
         ------              -------                       -------                       --------
          $10                  $32                           $55                           $122

  The purpose of this table is to assist in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

THE PORTFOLIO

  The Portfolio is a series of an open-end, diversified, management investment company.

INVESTMENT OBJECTIVE AND POLICIES

  The Portfolio's investment objective is to seek to maximize capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity securities of smaller companies (those with total market values at the time of investment of less than $1 billion) which the Portfolio's investment adviser believes are likely to have above-average growth in revenues and/or earnings and potential for above-average capital appreciation. Although the Portfolio may also invest in fixed income instruments and may use various special investment techniques, under normal market conditions the Portfolio will invest at least 65% of its total assets in the equity securities of smaller companies. See "Investment Objective and Policies" and "Description of Securities and Other Investment Policies."

INVESTMENT ADVISER

  Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Portfolio. Founded in 1979, the Adviser provides investment counseling services to employee benefit plans, endowment funds, foundations and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $4.5 billion in assets under management. See "Management--Investment Adviser."

HOW TO INVEST

  Shares of the Portfolio are offered directly to investors without a sales commission at the net asset value of the Portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Portfolio, subject to acceptance by the Portfolio. The minimum initial investment is $10,000 and the minimum for subsequent investments is $1,000. The Portfolio's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares."

HOW TO REDEEM

  Shares of the Portfolio may be redeemed at any time at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

ADMINISTRATOR

  Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, provides the Portfolio with administrative, dividend disbursing, and transfer agency services. See "Management--Administrator."

RISK FACTORS

  The investment policies of the Portfolio involve certain risks and considerations of which an investor should be aware. Because the Portfolio invests primarily in smaller-sized companies which are more vulnerable to financial and other risks than larger companies, investments may involve a higher degree of risk and price volatility than investments in the general equity markets. In addition, the Portfolio may invest in foreign securities and repurchase and reverse repurchase agreements, lend its portfolio securities, and purchase securities on a when-issued basis. Each of these investment strategies involves specific risks. For a discussion of these risks, see "Description of Securities and Other Investment Policies."

                             FINANCIAL HIGHLIGHTS

  The following table provides financial highlights for a share outstanding throughout the period presented and is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders which is incorporated by reference in the Portfolio's Statement of Additional Information. The Portfolio's Financial Statements have been examined by
Deloitte & Touche LLP whose opinion thereon (which is unqualified) is also incorporated by reference in the Statement of Additional Information. The complete financial statements for the Portfolio are available at no cost and can be requested by writing to the address or calling the telephone number on the cover of the Prospectus. The following information should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                 PERIOD FROM      PERIOD FROM
                                               MAY 1, 1995***   JULY 14, 1994**
                               YEAR ENDED            TO               TO
                            DECEMBER 31, 1996 DECEMBER 31, 1995 APRIL 30, 1995
                            ----------------- ----------------- ---------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................      $  13.84          $  11.48          $ 10.00
                                --------          --------          -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment Income...          0.05              0.03+            0.04+
  Net Realized and
   Unrealized Gain on
   Investments............          3.26              2.33             1.44
                                --------          --------          -------
    Total From Investment
     Operations...........          3.31              2.36             1.48
                                --------          --------          -------
DISTRIBUTIONS:
  Net Investment Income...         (0.07)               --               --
  Net Realized Gain.......         (0.88)               --               --
                                --------          --------          -------
    Total Distributions...         (0.95)               --               --
                                --------          --------          -------
NET ASSET VALUE, END OF
 PERIOD...................      $  16.20          $  13.84          $ 11.48
                                ========          ========          =======
TOTAL RETURN..............         25.67%            20.56%++         14.80%++
                                ========          ========          =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (Thousands)..............      $199,088          $121,430          $66,736
Ratio of Expenses to
 Average Net Assets.......          1.00%             1.00%*           1.00%*
Ratio of Net Investment
 Income to Average Net
 Assets...................          0.39%             0.53%*           1.15%*
Portfolio Turnover Rate...            66%               57%              53%
Average Commission Rate#..      $ 0.0564               N/A              N/A

--------
 *  Annualized.
**  Commencement of Operations.
*** The Portfolio's original fiscal year ended on April 30, 1995. Thereafter the Portfolio's fiscal year end was changed to December 31.

  + Net of voluntarily waived fees and/or reimbursed expenses of $0.04 and $0.003 per share for the period from July 14, 1994 to April 30, 1995 and May 1, 1995 to December 31, 1995, respectively.

 ++ Total return would have been lower had the Adviser not waived and/or reimbursed certain expenses.

 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                            PERFORMANCE INFORMATION

  From time to time the Portfolio advertises its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "average annual" total return shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. Such figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in additional shares of the Portfolio. Figures will be given for recent one, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

  In addition to "average annual" total return, the Portfolio may also quote a "cumulative" total return for various periods representing the cumulative change in value of an investment in the Portfolio for a specific period (again reflecting changes in the Portfolio's share price and assuming reinvestment of dividends and distributions).

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisions with appropriate indices. The Annual Report is available without charge upon request to the Portfolio by writing to the address or calling the phone number on the cover of this Prospectus.

                        ADVISER'S INVESTMENT PHILOSOPHY

  The Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser believes that a consistently high return on shareholders' equity, assuming the prudent use of leverage, will drive value and over time create a high return on a shareholder's investment.

  The Adviser's primary approach to investing has two distinct but complementary components. First, the Adviser seeks to identify quality companies with high levels of profitability by analyzing individual companies in terms of specified criteria. Companies meeting the criteria will display most of the following attributes: above average return on shareholder equity, low debt ratios relative to their industry or the market, prominent market share, the ability to generate excess cash flow after capital expenditures and dividends, and management with a significant ownership stake in the company. The Adviser then imposes a value discipline on the selected companies. In making value determinations, the Adviser uses financial tools such as price/earnings ratio and price/cash flow multiple in conjunction with judgment and experience.

  The Adviser also invests in companies whose underlying assets are undervalued in the marketplace. These include companies with tangible assets such as real estate, oil and gas or timber and companies that generate cash flow from intangible assets such as licenses. As with the primary approach described above, cash flow, return on equity and financial leverage are important variables in the analysis.

  While the Portfolio's securities will generally be selected using the strategies discussed above, the Adviser may also select investments based on other criteria.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Portfolio is to seek to maximize capital appreciation. The Portfolio's objective is a fundamental policy and may not be changed without shareholder approval. The achievement of this objective cannot be assured.

  The Portfolio pursues its objective by investing primarily in equity securities of smaller companies (those with total market values at the time of investment of less than $1 billion) which the Portfolio's investment adviser believes are likely to have above-average growth in revenues and/or earnings and potential for above average capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in the equity securities of smaller companies. The equity securities in which the Portfolio may invest are: common stocks, preferred stocks, securities convertible into common stock, rights and warrants. Up to 5% of the Portfolio's total assets may be invested in convertible debt securities which at the time of purchase are rated below investment grade. These securities are considered to be "junk" or high yield, high risk securities with increased risks of potential issuer defaults than with higher rated securities. The balance of the Portfolio may be invested in U.S. Government securities, corporate debt securities which at the time of purchase are rated at least investment grade by at least one unaffiliated nationally recognized statistical rating organization ("NRSRO") (or if unrated, deemed by the Adviser to be of comparable quality), and short-term investments as described below under "Description of Securities and Other Investment Policies." When the Adviser believes market conditions warrant such action, the Portfolio may assume a temporary defensive position and invest all or a portion of its assets in these instruments or hold its assets in cash or cash equivalents. The Portfolio may also use derivative instruments, including financial futures, options, and options on financial futures for hedging purposes and engage in foreign currency transactions. Except as specified under "Investment Limitations", the Portfolio's investment policies are not fundamental policies which means that the Board of Trustees may change them without shareholder approval.

  Risks of Investing in Smaller Companies: The Adviser currently believes that investment in smaller companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain risks. Smaller companies may have limited product lines, markets or financial resources, and may lack management depth. The securities of these companies may be subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

            DESCRIPTION OF SECURITIES AND OTHER INVESTMENT POLICIES

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

CORPORATE DEBT SECURITIES

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock.

TEMPORARY INVESTMENTS

  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association.

  (2) Commercial paper rated in the highest rating category by a NRSRO at time of purchase or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement;

  (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

  (4) U.S. Government Obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

  (5) U.S. Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

FOREIGN SECURITIES

  The Portfolio may invest to a limited degree in securities of foreign issuers. Investing in foreign issuers involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold invested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolio, since the Portfolio's investment objectives are to seek long-term capital appreciation and any income should be considered incidental.

SECURITIES LENDING

  The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Portfolio exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

REPURCHASE AGREEMENTS

  The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

  The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities having an aggregate value, measured on a daily basis, at least equal to its purchase obligations under these agreements.

WHEN-ISSUED SECURITIES

  The Portfolio may purchase securities on a "when-issued" basis. In buying "when-issued" securities, the Portfolio commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Portfolio in a "when-issued" transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities having an aggregate value, measured on a daily basis, at least equal to the amount of its outstanding forward commitments.

ILLIQUID INVESTMENTS

  The Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of restricted securities eligible for resale (i) to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines established by the Board of Trustees. If there is a lack of trading interest in particular Rule 144A securities, the Portfolio's holdings of those securities may be illiquid. There may be delays in selling illiquid securities and sales may be made at less favorable prices.

CORPORATE REORGANIZATIONS

  The Portfolio may invest a portion of its assets in securities for which a tender or exchange offer has been made or announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The primary risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers of proposals which are consummated, the Portfolio may sustain a loss.

OTHER INVESTMENT COMPANIES

  The Portfolio may invest up to 10% of its total assets in other investment companies. Not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. In addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Portfolio's shareholders would indirectly bear the expenses of the Portfolio and the other investment company, some or all of which would be duplicative.

OTHER INVESTMENTS

  Any remaining assets not invested as described above may be invested in securities or obligations, including derivative securities. Options, futures and options on futures are derivative securities in which the Portfolio may invest for hedging purposes, as well as to remain fully invested and to reduce transaction costs. Investing for the latter two purposes may be considered speculative. The Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 5% of its total assets. For additional discussion of derivative instruments, see the Statement of Additional Information.

PORTFOLIO TURNOVER

  The Adviser manages the Portfolio without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The tables set forth in "Financial Highlights" present the Portfolios' historical turnover rates.

                            INVESTMENT LIMITATIONS

  The Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

    (a) with respect to 75% of its assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

    (b) with respect to 75% of its assets, the Portfolio will not purchase more than 10% of any class of the outstanding voting securities of any issuer;

    (c) the Portfolio will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by banks when the Portfolio adopts a temporary defensive position;

    (d) the Portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940 as amended ("1940 Act), or the rules and regulations or interpretations of the Securities and Exchange Commission ("SEC") thereunder; and

    (e) the Portfolio will not borrow, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

    (f) the Portfolio will not pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

    (g) the Portfolio will not invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

    (h) the Portfolio will not issue senior securities, except that this limitation shall not apply to: (i) evidence indebtedness which the Portfolio is permitted to incur; (ii) shares of the separate classes or series of the Fund; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

  Limitations (a), (b), (c), (d), (e) and (h) and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio (see "General Information-- Shareholder Approval"). The other investment limitations described here and in the Statement of Additional Information are not fundamental policies and the Board of Trustees may change them without shareholder approval. With the exception of (e), if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not require the sale of securities.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The Portfolio determines net asset value as of the normal close of trading of the New York Stock Exchange ("NYSE") (currently 4:00 P.M. Eastern Time) each day that the NYSE is open for business. See "Valuation of Shares."

INITIAL INVESTMENTS

  BY MAIL. Subject to acceptance by the Portfolio, an account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum) payable to LKCM Small Cap Equity Portfolio, to:

    LKCM Small Cap Equity Portfolio
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

  Subject to acceptance by the Portfolio, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Portfolio's Custodian Bank by a Federal Reserve Bank) before acceptance by the Portfolio. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen business days after purchase.

  BY WIRE. Subject to acceptance by the Portfolio, shares of the Portfolio may be purchased by wiring Federal Funds ($10,000 minimum) to the Portfolio's Custodian Bank. To make an initial purchase by wire, investors should use the following procedures.

    . Telephone the Portfolio at 800-688-LKCM (option 1) for instructions and to receive an account number.

    .  Instruct a Federal Reserve System member bank to wire funds to:

       THE CHASE MANHATTAN BANK
       One Chase Manhattan Plaza
       New York, NY 10081-1000
       ADA #021000021
       DOA #910-2-733095
       Wire Reference Control Number
       Account Registration
       (including account number)

    . Notify the Portfolio by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

    . Promptly complete and mail an Account Registration Form to the address shown above under purchases by mail.

  Federal Funds purchases will be accepted only on a day on which the Portfolio and the Custodian are open for business.

SUBSEQUENT INVESTMENTS

  Additional investments may be made at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Small Cap Equity Portfolio to the address noted under "Initial Investments--By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the Portfolio prior to 4:00 P.M. (Eastern Time) on the wire date.

OTHER PURCHASE INFORMATION

  The Portfolio reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the Portfolio.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program permits investors who own shares of the Portfolio with a value of $10,000 or more, to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month on both days.

  The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

  To establish an Automatic Investment account permitting investors to use the Dollar Cost Averaging investment method described above, an investor must complete the supplemental application contained in this Prospectus and mail it to Chase Global Funds Services Company. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three business days following receipt. LKCM Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail, or, if authorized, by telephone or wire. No charge is made for redemptions, except with respect to wire redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio.

BY MAIL

  The Portfolio will redeem its shares at the net asset value next determined after the request is received in "good order" (as defined below). On days that the NYSE is open for business, the net asset value per share of the Portfolio is determined as of the normal close of trading of the NYSE (currently 4:00 P.M. Eastern Time). Redemption requests should be sent to LKCM Small Cap Equity Portfolio, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798.

  To be in "good order", redemption requests must include the following documentation:

    (a) The share certificates, if issued;

    (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature guarantees (see "Signature Guarantees" below);
  and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

  SIGNATURE GUARANTEES. To protect your account, the Portfolio, and Chase Global Funds Services Company from fraud, signature guarantees are required to enable the Portfolio to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, and (2) share transfer requests. Please contact the Portfolio at 800-688-LKCM (option 1) for further details.

BY TELEPHONE OR WIRE

  Investors who have so indicated on the Account Registration Form, or have subsequently arranged in writing to do so, may redeem Shares by calling the Portfolio and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to the investor's account at any commercial bank in the United States. The Portfolio's transfer agent imposes an $8.00 fee for each wire redemption which is deducted from the proceeds of the redemption. The redemption proceeds for an investor must be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Portfolio.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, an investor must send a written request to the Portfolio at the address listed above under "Redemption of Shares--By Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption of Shares--By Mail" above, for details regarding signature guarantees). Further documentation may be requested.

  The Portfolio reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Portfolio and its transfer agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Portfolio will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Portfolio fails to use reasonable procedures as a basis for its belief, it may be liable for instructions that prove to be fraudulent or unauthorized.

OTHER REDEMPTION INFORMATION

  Payment of the redemption proceeds will ordinarily be made within seven days after receipt of a redemption request in "good order" (as defined above under "Redemption of Shares--By Mail"). Redemption proceeds for shares of the Portfolio purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

  Due to the relatively high cost of maintaining small accounts, the Portfolio reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $1,000.

  The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the Securities and Exchange Commission.

  If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

RETIREMENT PLANS

  The Portfolio makes available individual retirement account plans ("IRAs"), including Simplified Employee Pension Plan ("SEP") IRAs and IRA "Rollover Accounts," offered by The Chase Manhattan Bank. Detailed information on these plans is available from the Portfolio by calling the Portfolio at 800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

TRANSFER OF REGISTRATION

  The registration of Portfolio shares may be transferred by writing to the Portfolio, c/o Chase Global Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. As in the case of redemptions, the written request must be received in "good order" as defined above under "Redemption of Shares--By Mail."

                              VALUATION OF SHARES

  Net asset value per share is computed by dividing the total value of the investments and other assets of the Portfolio, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of the normal close of the NYSE (currently 4:00 p.m. Eastern
Time) on each day that the NYSE is open for business.

  Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees.

  Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Portfolio intends to pay dividends and net capital gains distributions and distributions of gains from foreign currency transactions, if any, on an annual basis. Dividends and capital gains distributions, if any, will automatically be paid in additional shares of the Portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Portfolio.

TAXES

  The Portfolio has qualified in prior years, and intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, so that the Portfolio will not be subject to Federal income tax to the extent it distributes its income to its shareholders. Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income and net short-term capital gains and net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income, and will qualify, in part, for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

  Whether paid in cash or additional shares of the Portfolio, and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, the Portfolio's distributions of net long-term capital gains are taxable to shareholders as long-term capital gains. Capital gains distributions are not eligible for the dividends- received deduction for corporations. Shareholders are notified annually by the Portfolio as to Federal tax status of dividends and other distributions paid by the Portfolio.

  Any dividends and capital gains distributions declared in December by the Portfolio to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by shareholders on December 31 if the distributions are paid before February 1 of the following year.

  Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and local taxes on such redemptions.

  The Portfolio is required by Federal law to withhold 31% of reportable payments (which includes dividends, capital gains distributions, and redemptions) payable to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

  Dividends and other distributions declared by the Portfolio may also be subject to state and local taxes.

  The foregoing summarizes some of the important income tax considerations generally affecting the Portfolio and its shareholders. POTENTIAL INVESTORS IN THE PORTFOLIO SHOULD CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION.

                                  MANAGEMENT

INVESTMENT ADVISER

  Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Portfolio. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $4.5 billion in assets under management. J. Luther King, Jr. is the controlling shareholder of the Adviser. The Adviser has substantial experience as an investment adviser.

  Under an Investment Advisory Agreement ("Agreement") with the Portfolio, the Adviser, subject to the control and supervision of the Board of Trustees and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to .75% of the Portfolio's average daily net assets for the quarter.

  Certain managed account clients of the Adviser may purchase shares of the Portfolio. To avoid the imposition of duplicative fees, the Adviser may make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Portfolio.

PORTFOLIO MANAGER

  J. Luther King, Jr. is primarily responsible for the day-to-day management of the Portfolio and has been since its inception. Mr. King has been President, Principal, and Portfolio Manager of the Adviser since 1979.

ADMINISTRATOR

  Chase Global Funds Services Company (the "Administrator"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), provides the Portfolio with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to a Fund Administration Agreement. The services under this Agreement are subject to the supervision of the Trustees and officers, and include day-to-day administration of matters necessary to the Portfolio's operations, maintenance of its records, preparation of reports, supervision of the Portfolio's arrangements with its custodians, compliance testing of the Portfolio's activities, and preparation of periodic updates of the registration statement under federal and state laws. The Administrator is located at 73 Tremont Street, Boston, Massachusetts 02108. Pursuant to the Fund Administration Agreement and a Custody Agreement under which Chase serves as custodian of the Portfolio's assets, the Portfolio pays the Administrator an aggregate monthly fee which on an annualized basis equals: 0.215 of 1% of the first $75 million of the net assets of the Portfolio, plus 0.135 of 1% of the next $75 million of the net assets of the Portfolio, plus 0.095 of 1% of the net assets of the Portfolio in excess of $150 million (with a minimum annual fee of $145,000 plus .015 of 1% of average daily net assets).

  From time to time, subject to review by the Board of Trustees, the Administrator may make certain adjustments to the fees it is entitled to receive from the Portfolio pursuant to its Fund Administration Agreement.

TRUSTEES

  The Board of Trustees has overall responsibility for the management of the Portfolio. The officers of the Portfolio conduct and supervise its daily business. Each Trustee, who is not also an officer or affiliated person, receives an annual fee plus a meeting fee for each meeting attended and is reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Portfolio's officers and employees are paid by the Adviser or the Administrator.

  The following is a list of the Trustees of the Fund and a brief statement of their present positions and principal occupations during the past five years:

  J. LUTHER KING, JR., Chairman of the Board of Trustees and President and Manager of the Portfolio; President, Luther King Capital Management Corporation.

  H. KIRK DOWNEY, Trustee of the Portfolio; Dean, M. J. Neeley School of Business, Texas Christian University Business School.

  EARLE A. SHIELDS, JR., Trustee of the Portfolio; Consultant; and formerly Consultant to NASDAQ Corp. and Vice President of Merrill Lynch & Co., Inc.

DISTRIBUTOR

  Shares of the Portfolio are distributed through Funds Distributor, Inc. (the "Distributor"), 60 State Street, Suite 1300, Boston, MA 02109. The Distributor is a broker-dealer registered with the Securities and Exchange Commission. Jacqui Brownfield, an employee of the Adviser and an officer of the LKCM Fund, is a registered representative of the Distributor.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

  It is not the Portfolio's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary broker-dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. The various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Portfolio is a series of the LKCM Fund (the "Fund") which was established under Delaware law by a Declaration of Trust dated February 10, 1994. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Fund has authorized the shares of two series, one of which is the shares of the Portfolio. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Portfolio.

  The Portfolio is not required, and does not intend, to hold regular annual shareholder meetings. The Portfolio may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Portfolio's shares to replace its Trustees. The Portfolio will assist in shareholder communication in such matters to the extent required by law.

SHAREHOLDER APPROVAL

  Other than election of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act, requires the affirmative vote of at least a majority of the outstanding voting securities of the Portfolio or the Fund at a meeting called for the purpose of considering such approval. A majority of the Portfolio's outstanding voting securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

CUSTODIAN

  The Chase Manhattan Bank serves as custodian of the Portfolio's assets.

DIVIDEND DISBURSING AND TRANSFER AGENT

  Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108, acts as Dividend Disbursing and Transfer Agent for the Portfolio.

REPORTS

  Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Deloitte & Touche LLP, independent accountants.

                        LKCM SMALL CAP EQUITY PORTFOLIO

                        301 COMMERCE STREET, SUITE 1600
                            FORT WORTH, TEXAS 76102
                                 800-688-LKCM

-------------------------------------------------------------------------------

                                  PROSPECTUS

                              MARCH 10, 1997

                              Investment Adviser
                  LUTHER KING CAPITAL MANAGEMENT CORPORATION
                        301 Commerce Stree, Suite 1600
                            Fort Worth, Texas 76102

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
Portfolio Expenses..................................................    2
Prospectus Summary..................................................    3
Financial Highlights................................................    4
Performance Information.............................................    5
Adviser's Investment Philosophy.....................................    5
Investment Objective and Policies...................................    5
Description of Securities and Other
 Investment Policies................................................    6
Investment Limitations..............................................    9
Purchase of Shares..................................................   10
Redemption of Shares................................................   12
Shareholder Services................................................   14
Valuation of Shares.................................................   14
Dividends, Capital Gains
 Distributions, and Taxes...........................................   14
Management..........................................................   15
Portfolio Transactions..............................................   17
General Information.................................................   17

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIO OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             LKCM EQUITY PORTFOLIO

                        301 COMMERCE STREET, SUITE 1600
                            FORT WORTH, TEXAS 76102
                       FOR INFORMATION CALL 800-688-LKCM
-------------------------------------------------------------------------------

PROSPECTUS

March 10,1997

  The LKCM Equity Portfolio (the "Portfolio") is a series of the LKCM Fund (the "Fund") an open-end, diversified, investment management company whose investment objective is to seek to maximize long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in equity securities of companies which the Portfolio's investment adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on shareholders' equity and unleveraged balance sheets, and potential for above-average capital appreciation. The Portfolio will also invest a portion of the Portfolio's assets in companies whose public market value is less than the manager's assessment of the companies' value.

                     ------------------------------------

  This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. It should be retained for future reference. A Statement of Additional Information dated March 10, 1997, containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Fund at the address or telephone number shown above.

                     ------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR BANK AFFILIATE AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                            PORTFOLIO EXPENSES

  The following table illustrates the various expenses and fees that a shareholder of the Portfolio may incur either directly or indirectly. The fees and expenses are based on the most recent audited period.

  SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... None
   Sales Load Imposed on Reinvested Dividends.............................. None
   Redemption Fees......................................................... None
   Exchange Fees........................................................... None
   ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
   Investment Advisory Fee (after fee waiver).............................. .18%
   12b-1 Fees.............................................................. None
   Other Expenses.......................................................... .62%
                                                                            ----
     Total Operating Expenses (after fee waiver)........................... .80%

Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep Total Operating Expenses from exceeding .80%. Absent waivers by the Adviser, the Investment Advisory Fee would have been .70% and Total Operating Expenses would have been 1.32% for the most recent fiscal period.


EXAMPLE:

  You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                   1 YEAR           3 YEARS                 5 YEARS                 10 YEARS
                   ------           -------                 -------                 --------
                     $8               $26                     $44                     $99

  The purpose of this table is to assist in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

THE PORTFOLIO

  The Portfolio is a series of an open-end, diversified, management investment company.

INVESTMENT OBJECTIVE AND POLICIES

  The Portfolio's investment objective is to seek to maximize long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies which the Portfolio's investment adviser believes are likely to have above average growth in revenues and/or earnings with high returns on shareholders' equity, unleveraged balance sheets, and potential for above average capital appreciation. The Portfolio will also invest a portion of the Portfolio's assets in companies whose public market value is less than the manager's assessment of the companies' value. Although the Portfolio may also invest in fixed income instruments and may use various special investment techniques, under normal market conditions the Portfolio will invest at least 65% of its total assets in equity securities. See "Investment Objective and Policies" and "Description of Securities and Other Investment Policies."

INVESTMENT ADVISER

  Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Portfolio. Founded in 1979, the Adviser provides investment counseling services to employee benefit plans, endowment funds, foundations and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $4.5 billion in assets under management. See "Management--Investment Adviser."

HOW TO INVEST

  Shares of the Portfolio are offered directly to investors without a sales commission at the net asset value of the Portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Portfolio, subject to acceptance by the Portfolio. The minimum initial investment is $10,000 and the minimum for subsequent investments is $1,000. The Portfolio's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares."

HOW TO REDEEM

  Shares of the Portfolio may be redeemed at any time at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

ADMINISTRATOR

  Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, provides the Portfolio with administrative, dividend disbursing, and transfer agency services. See "Management--Administrator."

RISK FACTORS

  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in this Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Portfolio may invest in foreign securities and repurchase and reverse repurchase agreements, lend its portfolio securities, and purchase securities on a when-issued basis. Each of these investment strategies involves specific risks. For a discussion of these risks, see "Description of Securities and Other Investment Policies."

                             FINANCIAL HIGHLIGHTS

  The following table provides financial highlights for a share outstanding throughout the period presented and is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders, which is incorporated by reference in the Portfolio's Statement of Additional Information. The Portfolios' Financial Statements have been examined by Deloitte & Touche LLP whose opinion thereon (which is unqualified) is also incorporated by reference in the Statement of Additional Information. The complete financial statements for the Portfolio are available at no cost and can be requested by writing or calling the telephone number on the cover of the Prospectus. The following information should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                                     JANUARY 3,
                                                                     1996** TO
                                                                    DECEMBER 31,
                                                                        1996
                                                                    ------------
   NET ASSET VALUE, BEGINNING OF PERIOD............................   $ 10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income+........................................      0.15
     Net Realized and Unrealized Gain on Investments...............      1.55
                                                                      -------
       Total From Investment Operations............................      1.70
                                                                      -------
   NET ASSET VALUE, END OF PERIOD..................................   $ 11.70
                                                                      =======
   TOTAL RETURN++..................................................     17.00%
                                                                      =======
   RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (Thousands)...........................   $34,608
   Ratio of Expenses to Average Net Assets.........................      0.80%*
   Ratio of Net Investment Income to Average Net Assets............      1.50%*
   Portfolio Turnover Rate.........................................        79%
   Average Commission Rate.........................................   $0.0611

--------
 * Annualized.
** Commencement of Operations.

 + Net of voluntarily waived fees of $0.05 per share for the period ended
   December 31, 1996.

++ Total return would have been lower had the adviser not waived certain fees.

                            PERFORMANCE INFORMATION

  From time to time the Portfolio advertises its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "average annual" total return shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. Such figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in additional shares of the Portfolio. Figures will be given for recent one, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

  In addition to "average annual" total return, the Portfolio may also quote a "cumulative" total return for various periods representing the cumulative change in value of an investment in the Portfolio for a specific period (again reflecting changes in the Portfolio's share price and assuming reinvestment of dividends and distributions).

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Portfolio by writing to the address or calling the phone number on the cover of this Prospectus.

                        ADVISER'S INVESTMENT PHILOSOPHY

  The Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser believes that a consistently high return on shareholders' equity, assuming the prudent use of leverage, will drive value and over time create an above-average return on a shareholder's investment.

  The Adviser's primary approach to investing has two distinct but complementary components. First, the Adviser seeks to identify quality companies with high levels of profitability by analyzing individual companies in terms of specified criteria. Companies meeting the criteria will display most of the following attributes: above-average return on shareholder equity, low debt ratios relative to their industry or the market, prominent market share, the ability to generate excess cash flow after capital expenditures and dividends, and management with a significant ownership stake in the company. The Adviser then imposes a value discipline on the selected companies. In making value determinations, the Adviser uses financial tools such as price/earnings ratio and price/cash flow multiple in conjunction with judgment and experience.

  The Adviser also invests in companies whose underlying assets are undervalued in the marketplace. These include companies with tangible assets such as real estate, oil and gas, or timber, and companies that generate cash flow from intangible assets such as licenses. As with the primary approach described above, cash flow, return on equity and financial leverage are important variables in the analysis.

  While the Portfolio's securities will generally be selected using the strategies discussed above, the Adviser may also select investments based on other criteria.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Portfolio is to seek to maximize long-term capital appreciation. The Portfolio's objective is a fundamental policy and may not be changed without shareholder approval. The achievement of this objective cannot be assured.

  The Portfolio pursues its objective by investing primarily in equity securities which the Portfolio's investment adviser believes are likely to have above-average growth in revenues and/or earnings and potential for above average capital appreciation. The equity securities in which the Portfolio may invest are: common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The balance of the Portfolio may be invested in U.S. Government securities, corporate debt securities which at time of purchase are rated at least investment grade by at least one unaffiliated nationally recognized statistical rating organization ("NRSRO") (or if unrated, deemed by the Adviser to be of comparable quality), and short-term investments as described below under "Description of Securities and Other Investment Policies." When the Adviser believes market conditions warrant such action, the Portfolio may assume a temporary defensive position and invest all or a portion of its assets in these instruments or hold its assets in cash or cash equivalents. Except as specified under "Investment Limitations", the Portfolio's investment policies are not fundamental policies which means that the Board of Trustees may change them without shareholder approval.

            DESCRIPTION OF SECURITIES AND OTHER INVESTMENT POLICIES

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

CORPORATE DEBT SECURITIES

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock.

TEMPORARY INVESTMENTS

  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association;

  (2) Commercial paper rated in the highest rating category by a NRSRO at time of purchase or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement;

  (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

  (4) U.S. Government Obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

  (5) U.S. Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.

ILLIQUID INVESTMENTS

  The Portfolio may invest up to 7% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of restricted securities eligible for resale (i) to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities

Act of 1933 that are determined to be liquid by the Adviser under guidelines established by the Board of Trustees. If there is a lack of trading interest in particular Rule 144A securities, the Portfolio's holdings of those securities may be illiquid. There may be delays in selling illiquid securities and sales may be made at less favorable prices.

CORPORATE REORGANIZATIONS

  The Portfolio may invest a portion of its assets in securities for which a tender or exchange offer has been made or announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The primary risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers of proposals which are consummated, the Portfolio may sustain a loss.

OTHER INVESTMENT COMPANIES

  The Portfolio may invest up to 10% of its total assets in other investment companies. Not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. In addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Portfolio's shareholders would indirectly bear the expenses of the Portfolio and the other investment company, some or all of which would be duplicative.

PORTFOLIO TURNOVER

  The Adviser manages the Portfolio without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The turnover rate for the Portfolio for the period ended December 31, 1996 was 79%.

                            INVESTMENT LIMITATIONS

  The Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

    (a) with respect to 75% of its assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

    (b) with respect to 75% of its assets, the Portfolio will not purchase more than 10% of any class of the outstanding voting securities of any issuer;

    (c) the Portfolio will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by banks when the Portfolio adopts a temporary defensive position;

    (d) the Portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended ("1940 Act"), or the rules and regulations or interpretations of the Securities and Exchange Commission ("SEC") thereunder;

    (e) the Portfolio will not borrow, except from banks as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment). In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and (2) cannot buy additional securities if it borrows more than 5% of its total assets;

    (f) the Portfolio will not invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

    (g) the Portfolio will not issue senior securities, except that this limitation shall not apply to: (i) evidence indebtedness which the Portfolio is permitted to incur; (ii) shares of the separate classes or series of the Fund; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

  Limitations (a), (b), (c), (d), (e(1)) and (g) and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio (see "General Information-- Shareholder Approval"). The other investment limitations described here and in the Statement of Additional Information are not fundamental policies and the Board of Trustees may change them without shareholder approval. With the exception of (e), if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not require the sale of securities.

                              PURCHASE OF SHARES

  Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The Portfolio determines net asset value as of the normal close of trading of the New York Stock Exchange ("NYSE") (currently 4:00 P.M. Eastern Time) each day that the NYSE is open for business. See "Valuation of Shares."

INITIAL INVESTMENTS

  BY MAIL. Subject to acceptance by the Portfolio, an account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum) payable to LKCM Equity Portfolio, to:

    LKCM Equity Portfolio
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

  Subject to acceptance by the Portfolio, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Portfolio's Custodian Bank by a Federal Reserve Bank) before acceptance by the Portfolio. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen business days after purchase.

  BY WIRE. Subject to acceptance by the Portfolio, shares of the Portfolio may be purchased by wiring Federal Funds ($10,000 minimum) to the Portfolio's Custodian Bank. To make an initial purchase by wire, investors should use the following procedures.

    . Telephone the Portfolio at (800) 688-LKCM (option 1) for instructions and to receive an account number.

    .  Instruct a Federal Reserve System member bank to wire funds to:

      THE CHASE MANHATTAN BANK
      One Chase Manhattan Plaza
      New York, NY 10081-1000
      ABA #021000021
      DDA #910-2-733095
      Wire Reference Control Number
      Account Registration
      (including account number)

    . Notify the Portfolio by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

    . Promptly complete and mail an Account Registration Form to the address shown above under purchases by mail.

  Federal Funds purchases will be accepted only on a day on which the Portfolio and the Custodian are open for business.

OTHER PURCHASE INFORMATION

  Shares of the Portfolio may be purchased by customers of certain banks acting as their Service Agent. Service Agents will have established a shareholder servicing relationship with the Portfolio on behalf of their customers or entered into selling agreements with the Distributor. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions.

  Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Portfolio's transfer agent prior to the close of the transfer agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the transfer agent no later than the time when Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Portfolio and the Portfolio's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Persons purchasing through a Service Agent should consult with their Service Agent for specific information with respect to purchases and redemptions because certain services described in other sections may not be available.

SUBSEQUENT INVESTMENTS

  Additional investments may be made at any time (minimum subsequent investments $1,000) by mailing a check payable to LKCM Equity Portfolio to the address noted under "Initial Investments-By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the Portfolio prior to 4:00 P.M. (Eastern Time) on the wire date.

OTHER INFORMATION

  The Portfolio reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the Portfolio.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program permits investors who own shares of the Portfolio with a value of $10,000 or more, to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month on both days.

  The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

  To establish an Automatic Investment account permitting investors to use the Dollar Cost Averaging investment method described above, an investor must complete the supplemental application contained in this Prospectus and mail it to Chase Global Funds Services Company. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three business days following receipt. LKCM Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail, or, if authorized, by telephone or wire. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio.

BY MAIL

  The Portfolio will redeem its shares at the net asset value next determined after the request is received in "good order" (as defined below). On days that the NYSE is open for business, the net asset value per share of the Portfolio is determined as of the normal close of trading of the NYSE (currently 4:00 P.M. Eastern Time). Redemption requests should be sent to LKCM Equity Portfolio, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798.

  To be in "good order", redemption requests must include the following documentation:

    (a) The share certificates, if issued;

    (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature guarantees (see "Signature Guarantees" below);
  and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

  SIGNATURE GUARANTEES. To protect your account, the Portfolio, and Chase Global Funds Services Company from fraud, signature guarantees are required to enable the Portfolio to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, and (2) share transfer requests. Please contact the Portfolio at (800) 688-LKCM (option 1) for further details.

BY TELEPHONE OR WIRE

  Investors who have so indicated on the Account Registration Form, or have subsequently arranged in writing to do so, may redeem Shares by calling the Portfolio and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to the investor's account at any commercial bank in the United States. The redemption proceeds for an investor must be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Portfolio.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, an investor must send a written request to the Portfolio at the address listed above under "Redemption of Shares--By Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption of Shares--By Mail" above, for details regarding signature guarantees). Further documentation may be requested.

  The Portfolio reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Portfolio and its transfer agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Portfolio will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Portfolio fails to use reasonable procedures as a basis for its belief, it may be liable for instructions that prove to be fraudulent or unauthorized.

OTHER REDEMPTION INFORMATION

  Payment of the redemption proceeds will ordinarily be made within seven days after receipt of a redemption request in "good order" (as defined above under "Redemption of Shares--By Mail"). Redemption proceeds for shares of the Portfolio purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

  Due to the relatively high cost of maintaining small accounts, the Portfolio reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $1,000.

  The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the Securities and Exchange Commission.

  If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

RETIREMENT PLANS

  The Portfolio makes available individual retirement account plans ("IRAs"), including Simplified Employee Pension Plan ("SEP") IRAs and IRA "Rollover Accounts," offered by The Chase Manhattan Bank. Detailed information on these plans is available from the Portfolio by calling the Portfolio at (800) 688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

TRANSFER OF REGISTRATION

  The registration of Portfolio shares may be transferred by writing to the Portfolio, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. As in the case of redemptions, the written request must be received in "good order" as defined above under "Redemption of Shares--By Mail."

                              VALUATION OF SHARES

  Net asset value per share is computed by dividing the total value of the investments and other assets of the Portfolio, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of the normal close of the NYSE (currently 4:00 p.m. Eastern
Time) on each day that the NYSE is open for business.

  Securities listed on a securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

  Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Portfolio intends to pay dividends and net capital gains distributions, if any, on an annual basis. Dividends and capital gains distributions, if any, will automatically be paid in additional shares of the Portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Portfolio.

TAXES

  The Portfolio intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, so that the Portfolio will not be subject to Federal income tax to the extent it distributes its income to its shareholders. Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income, and will qualify, in part, for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

  Whether paid in cash or additional shares of the Portfolio, and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, the Portfolio's distributions of net long-term capital gains are taxable to shareholders as long-term capital gains. Capital gains distributions are not eligible for the dividends- received deduction for corporations. Shareholders are notified annually by the Portfolio as to Federal tax status of dividends and other distributions paid by the Portfolio.

  Any dividends and capital gains distributions declared in December by the Portfolio to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by shareholders on December 31 if the distributions are paid before February 1st of the following year.

  Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and local taxes on such redemptions.

  The Portfolio is required by Federal law to withhold 31% of reportable payments (which includes dividends, capital gains distributions, and redemptions) payable to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

  Dividends and other distributions declared by the Portfolio may also be subject to state and local taxes.


  The foregoing summarizes some of the important income tax considerations generally affecting the Portfolio and its shareholders. POTENTIAL INVESTORS IN THE PORTFOLIO SHOULD CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION.

                                  MANAGEMENT

INVESTMENT ADVISER

  Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Portfolio. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $4.5 billion in assets under management. J. Luther King, Jr. is the controlling shareholder of the Adviser. The Adviser has substantial experience as an investment adviser.

  Under an Investment Advisory Agreement ("Agreement") with the Portfolio, the Adviser, subject to the control and supervision of the Board of Trustees and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to .70% of the Portfolio's average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the Total Operating Expenses from exceeding .80%.

  Certain managed account clients of the Adviser may purchase shares of the Portfolio. To avoid the imposition of duplicative fees, the Adviser may make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Portfolio.

PORTFOLIO MANAGER

  J. Luther King, Jr. is primarily responsible for the day-to-day management of the Portfolio and has been since its inception. Mr. King has been President, Principal, and Portfolio Manager of the Adviser since 1979.

ADMINISTRATOR

  Chase Global Funds Services Company (the "Administrator"), a corporate affiliate of The Chase Manhattan Bank ("Chase") provides the Portfolio with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to a Fund Administration Agreement. The services under this Agreement are subject to the supervision of the Trustees and officers, and include day-to-day administration of matters necessary to the Portfolio's operations, maintenance of its records, preparation of reports, supervision of the Portfolio's arrangements with its custodians, compliance testing of the Portfolio's activities, and preparation of periodic updates of the registration statement under federal and state laws. The Administrator is located at 73 Tremont Street, Boston, Massachusetts 02108. Pursuant to the Fund Administration Agreement and a Custody Agreement under which Chase serves as custodian of the Portfolio's assets, the Portfolio pays the Administrator an aggregate monthly fee which on an annualized basis equals: 0.185 of 1% of the first $75 million of the net assets of the Portfolio, plus 0.135 of 1% of the next $75 million of the net assets of the Portfolio, plus 0.095 of 1% of the net assets of the Portfolio in excess of $150 million and custody fees (with a minimum annual fee of $145,000 plus .015 of 1% of average daily net assets).

  From time to time, subject to review by the Board of Trustees, the Administrator may make certain adjustments to the fees it is entitled to receive from the Portfolio pursuant to its Fund Administration Agreement.

TRUSTEES

  The Board of Trustees has overall responsibility for the management of the Portfolio. The officers of the Portfolio conduct and supervise its daily business. Each Trustee, who is not also an officer or affiliated person, receives an annual fee plus a meeting fee for each meeting attended and is reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Portfolio's officers and employees are paid by the Adviser or the Administrator.

  The following is a list of the Trustees of the Fund and a brief statement of their present positions and principal occupations during the past five years:

  J. LUTHER KING, JR., Chairman of the Board of Trustees and President and Manager of the Portfolio; President, Luther King Capital Management Corporation.

  H. KIRK DOWNEY, Trustee of the Portfolio; Dean, M. J. Neeley School of Business, Texas Christian University Business School.

  EARLE A. SHIELDS, JR., Trustee of the Portfolio; Consultant; and formerly Consultant to NASDAQ Corp. and Vice President of Merrill Lynch & Co., Inc.

DISTRIBUTOR

  Shares of the Portfolio are distributed through Funds Distributor, Inc. (the "Distributor"), 60 State Street, Suite 1300, Boston, MA 02109. The Distributor is a broker-dealer registered with the Securities and Exchange Commission. Jacqui Brownfield, an employee of the Adviser and an officer of the Fund, is a registered representative of the Distributor.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

  It is not the Portfolio's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary broker-dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. The various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Portfolio is a series of the LKCM Fund (the "Fund") which was established under Delaware law by a Declaration of Trust dated February 10, 1994. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Fund has authorized the shares of two series, one of which is the shares of the Portfolio. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Portfolio.

  The Portfolio is not required, and does not intend, to hold regular annual shareholder meetings. The Portfolio may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Portfolio's shares to replace its Trustees. The Portfolio will assist in shareholder communication in such matters to the extent required by law.

  The Amarillo National Bank Common Trust Fund and The Overton & Co. Trust Department of Overton Bank & Trust each beneficially owned more than 25% of the voting securities of the Portfolio as of February 14, 1997, and may be deemed to control the Portfolio as that term is defined by the 1940 Act.

SHAREHOLDER APPROVAL

  Other than election of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act, requires the affirmative vote of at least a majority of the outstanding voting securities of the Portfolio or the Fund at a meeting called for the purpose of considering such approval. A majority of the Portfolio's outstanding voting securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

CUSTODIAN

  The Chase Manhattan Bank serves as custodian of the Portfolio's assets.

DIVIDEND DISBURSING AND TRANSFER AGENT

  Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108, acts as Dividend Disbursing and Transfer Agent for the Portfolio.

REPORTS

  Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Deloitte & Touche LLP, independent auditors.

                             LKCM EQUITY PORTFOLIO

                      LUTHER KING CAPITAL MANAGEMENT
                         301 COMMERCE STREET, SUITE 1600
                            FORT WORTH, TEXAS 76102
                                 800-688-LKCM
 -------------------------------------------------------------------------------

                                  PROSPECTUS

                              MARCH 10, 1997

                              Investment Adviser
                  LUTHER KING CAPITAL MANAGEMENT CORPORATION
                        301 COMMERCE STREET, SUITE 1600
                            FORT WORTH, TEXAS 76102
                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Estimated Portfolio Expenses........   2
Prospectus Summary..................   3
Financial Highlights................   4
Performance Information.............   5
Adviser's Investment Philosophy.....   5
Investment Objective and Policies...   5
Description of Securities and Other.
 Investment Policies................   6
Investment Limitations..............   7
Purchase of Shares..................   8
Redemption of Shares................  10
Shareholder Services................  12
Valuation of Shares.................  12
Dividends, Capital Gains
 Distributions and Taxes............  13
Management..........................  13
Portfolio Transactions..............  15
General Information.................  15

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIO OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    PART B

                                   LKCM FUND

                      POST-EFFECTIVE AMENDMENT NO. 5

                      STATEMENT OF ADDITIONAL INFORMATION

                                   LKCM FUND

                        LKCM SMALL CAP EQUITY PORTFOLIO
                             LKCM EQUITY PORTFOLIO

                        301 COMMERCE STREET, SUITE 1600
                            FORT WORTH, TEXAS 76102



                    ---------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                              MARCH 10, 1997

                    ---------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE
READ IN CONJUNCTION WITH THE PROSPECTUS OF THE LKCM SMALL CAP EQUITY PORTFOLIO DATED MARCH 10, 1997 AND THE PROSPECTUS OF THE LKCM EQUITY PORTFOLIO DATED MARCH 10, 1997 AS THOSE PROSPECTUSES MAY BE SUPPLEMENTED OR REVISED FROM TIME TO
TIME. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE
THE LKCM FUND AT (800) 688-LKCM (OPTION 1).

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES......................................... B- 4
  Equity Securities....................................................... B- 4
    Preferred Stock....................................................... B- 4
    Warrants and Rights................................................... B- 4
    Convertible Securities................................................ B- 4
    Securities Subject to Reorganization.................................. B- 5
  Temporary Investments................................................... B- 6
  Derivative Instruments.................................................. B- 7
    Options............................................................... B- 7
    Options on Foreign Currencies......................................... B- 8
    Futures Contracts..................................................... B- 9
    Restrictions on the Use of Futures Contracts.......................... B-10
    Risk Factors in Futures Transactions.................................. B-10
    Forward Foreign Currency Exchange Contracts........................... B-10
    Risks of Options on Futures, Forward Contracts, and Options on Foreign
     Currencies........................................................... B-11
    Combined Transactions................................................. B-12
    Asset Coverage for Futures and Options Positions...................... B-12
  Illiquid Investments and Restricted Securities.......................... B-12
    Illiquid Investments.................................................. B-12
    Restricted Securities................................................. B-13
  Foreign Securities...................................................... B-13
  Securities Lending...................................................... B-14
    Repurchase Agreements................................................. B-14
    Reverse Repurchase Agreements......................................... B-14
    When-Issued Securities................................................ B-14
INVESTMENT LIMITATIONS.................................................... B-15
MANAGEMENT................................................................ B-16
  Investment Adviser...................................................... B-16
    Control of Adviser.................................................... B-17
  Administrator........................................................... B-17
  Distributor............................................................. B-18
  Trustees and Officers................................................... B-18
  Control Persons and 5% Shareholders..................................... B-19
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................... B-19
PURCHASE, REDEMPTION, AND PRICING OF SHARES............................... B-20
  Purchase of Shares...................................................... B-20
  Redemption of Shares.................................................... B-21
  Pricing of Shares....................................................... B-21
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES......................... B-22
  General................................................................. B-22
  Foreign Withholding Taxes............................................... B-22
PERFORMANCE INFORMATION................................................... B-22
  Performance Calculations................................................ B-22
    Total Return.......................................................... B-22
  Comparison of Portfolio Performance..................................... B-23

GENERAL INFORMATION........................................................ B-24
  Description of Shares and Voting Rights.................................. B-24
  Shareholder and Trustee Liability........................................ B-24
  Custodian................................................................ B-24
  Auditors................................................................. B-25
  Code of Ethics........................................................... B-25
FINANCIAL STATEMENTS....................................................... B-25
APPENDIX................................................................... B-26
  Description of Bond Ratings.............................................. B-26

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objectives and policies of the LKCM Small Cap Equity Portfolio (the "Small Cap Portfolio") and the LKCM Equity Portfolio (the "Equity Portfolio" or the "Fund"), (collectively, the "Portfolios"), are described in their Prospectuses. Additional information about those policies is provided below. Certain capitalized terms used in the Statement of Additional Information are defined in the Prospectuses.

EQUITY SECURITIES

  The equity securities in which the Portfolios may invest are common stocks, convertible and non-convertible preferred stocks, debt securities convertible into or exchangeable for common or preferred stock, rights and warrants.

  PREFERRED STOCK. Preferred stock offers a stated dividend rate payable from the corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

  Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

  WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk that the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

  As disclosed in the Prospectus of the Small Cap Portfolio, up to 5% of the Portfolio's assets may be invested in lower quality convertible debt securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than high-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

  Even securities rated Baa or BBB by Moody's and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

  The Portfolios will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

  The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

  Factors adversely affecting the market value of securities will adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

  From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yields issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage or any additional legislation or the effect thereof is uncertain.

  The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Small Cap Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Portfolio's Board of Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

  SECURITIES SUBJECT TO REORGANIZATION. The Portfolios may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Portfolio thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Fund to meet the tests for favorable tax treatment as a regulated investment company under the Code. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments as well as to monitor the effect of such investments on the tax qualification test of the Code.

TEMPORARY INVESTMENTS

  The temporary investments that the Portfolios may make include:

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolios, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    The Small Cap Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in international securities that are discussed under "Investment Objective and Policies-Foreign Securities". Although the Adviser carefully considers these factors when making investments, the Portfolio does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

    The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Portfolios.

    (2) Commercial paper which at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

    (3) Short-term corporate obligations rated in the highest rating category by a NRSRO, at time of purchase;

    (4) U.S. Government Obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.

DERIVATIVE INSTRUMENTS

  In pursuing its objective, the Small Cap Portfolio may, to a limited extent, purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes.

  OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

  There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

  The Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will only sell OTC Options that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolio expects generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

  There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of the option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Portfolio will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard and Poor's or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization.

  OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

  The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade liquid debt securities in a segregated account with the Custodian.

  The Portfolio also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security currency on index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

  Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

  After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

  Regulations of the CFTC applicable to the Portfolio require that it use futures contracts and options on futures contracts only for bona fide hedging purposes or to the extent that the Portfolio's futures and options on futures positions are for bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the "in-the-money" amount on the cost of options that the "in-the-money" at the time of purchase, do not exceed 5% of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts. Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Portfolio intends to use futures contracts only for bona fide hedging purposes.

  RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or option on a futures contract.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Portfolio may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Portfolio may use.

  In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

  The Portfolio may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  The Portfolio's Custodian will place cash or other liquid assets in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Alternatively, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

  RISKS OF OPTIONS ON FUTURES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES. Options on currencies may be traded over-the-counter. Forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When the Portfolio enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

  COMBINED TRANSACTIONS. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

  ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management of the Portfolio's ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

  ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of a Portfolio's investments and, through reports from the Adviser and the Administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Portfolios' investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended, ("1933 Act") and commercial paper sold in reliance on Section 4(2) of the 1933 Act). With respect to over-the-counter ("OTC") options that the Small Cap Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolios may have to close out the option before expiration. The Portfolio will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Portfolio would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, the Small Cap Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity; for the Equity Portfolio, if more than 7% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

  RESTRICTED SECURITIES. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act or in a registered public offering. Where registration is required, the Portfolios may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

FOREIGN SECURITIES

  The Small Cap Portfolio may invest to a limited degree in securities of foreign issuers. Investors should recognize that investing in foreign issuers involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold invested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolio, since the Portfolio's investment objectives are to seek long-term capital appreciation and any income should be considered incidental.

SECURITIES LENDING

  The Small Cap Portfolio may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. In addition, they will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Portfolio exceed one-third of the value of its total assets.

  It is the Adviser's understanding that the current view of the staff of the SEC is that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolios must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value;
(5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

REPURCHASE AGREEMENTS

  The Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees. In a repurchase agreement, the Portfolios buy a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Portfolio to the seller. A Portfolio always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, a Portfolio's realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

  The Small Cap Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Portfolio. A Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities having an aggregate value, measured on a daily basis, at least equal to its purchase obligations under these agreements.

WHEN-ISSUED SECURITIES

  The Small Cap Portfolio may purchase securities on a "when-issued" basis. In buying "when-issued" securities, the Portfolio commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by a Portfolio in a "when-issued" transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities having an aggregate value, measured on a daily basis, at least equal to the amount of their outstanding forward commitments.

                             INVESTMENT LIMITATIONS

  The Portfolios are subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

  As a matter of fundamental policy, each Portfolio will not:

    (1) invest in physical commodities or contracts on physical commodities;

    (2) purchase or sell real estate, although they may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

    (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, subject to the limitations described in (g) below; or (ii) with respect to the Small Cap Portfolio, by lending its portfolio securities so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the Rules and Regulations or interpretations of SEC thereunder;

    (4) with respect to 75% of their assets, purchase a security if, as a result, they would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

    (5) with respect to 75% of their assets, purchase securities of any issuer if, as the result, more than 5% of a Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    (6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) with respect to the Small Cap Portfolio, in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of a Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings); and the Portfolio cannot buy additional securities if it borrows more than 5% of its total assets;

    (7) underwrite the securities of other issuers (except to the extent that a Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

    (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position; and

    (9) issue senior securities, except that this limitation shall not apply to: (i) evidence indebtedness which the Portfolio is permitted to incur;
  (ii) shares of the separate classes or series of the Fund; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

  The Portfolios are also subject to the following restrictions which are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

  As a matter of non-fundamental policy, each Portfolio will not:

    (a) enter into futures contracts and/or options on futures, except that the Small Cap Portfolio can invest not more than 5% of its assets in such futures;

    (b) invest in puts, calls, straddles or spreads except as described above in (a);

    (c) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts and options are not deemed to constitute selling securities short;

    (d) pledge, mortgage, or hypothecate any of its assets to an extent greater than 1/3 of its total assets at fair market value;

    (e) invest more than an aggregate of 15% of the net assets of the Small Cap Portfolio, or an aggregate of 7% of the net assets of the Equity Portfolio in securities deemed to be illiquid including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the 1933 Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and commercial paper sold in reliance on Section 4(2) of the 1933 Act), repurchase agreements having maturities of more than seven days and certain OTC options;

    (f) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

    (g) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

  With the exception of (6), if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not require the sale of securities.

                                   MANAGEMENT

INVESTMENT ADVISER

  The investment adviser to the Portfolios, Luther King Capital Management Corporation, was founded in 1979 and is located at 301 Commerce Street, Fort Worth, Texas 76102. The Adviser provides investment counseling services to employee benefit plans, endowment funds, foundations and high net-worth investors.

  Under the Investment Advisory Agreements ("Agreements") with the Small Cap Portfolio, dated June 21, 1994 and with the Equity Portfolio, dated December 5, 1995, the Adviser, subject to the control and supervision of the Board of Trustees and in conformance with the stated investment objectives and policies of the Portfolios, manages the investment and reinvestment of the assets of the Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolios and to place the Portfolios purchase and sales orders for investment securities. As compensation for the services rendered by the Adviser under the Agreements and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the Equity Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to .70% of the Portfolio's average daily net assets for the quarter and the Small Cap Portfolio pays the Adviser an advisory fee equal on an annual basis to .75% of the Portfolio's average daily net assets for the quarter. Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep total operating expenses from exceeding 1.00% for the Small Cap Portfolio, and .80% for the Equity Portfolio.

  For the Small Cap Portfolio, during the period from July 14, 1994 to April 30, 1995, the Portfolio paid no advisory fees and the Adviser voluntarily waived fees and reimbursed expenses of $217,000, or 1.06% of the Portfolio's average daily net assets. During the period May 1, 1995 through December 31, 1995, the Portfolio paid advisory fees of approximately $442,000 and the amount of voluntarily waived advisory fees was $47,000, or 0.68% and 0.07%, respectively, of the Portfolio's average daily net assets. During the year ended December 31, 1996, the Portfolio paid advisory fees of approximately $1,230,000, or 0.75% of the Portfolio's average daily net assets. For the Small Cap Portfolio, no advisory fees were waived for the period ended December 31, 1996. For the Equity Portfolio, during the period from January 3, 1996 (the Portfolio's inception date) to December 31, 1996, the Portfolio paid advisory fees of approximately $53,000 and the amount of voluntarily waived advisory fees was approximately $156,000, or 0.18% and 0.52%, respectively, of the Portfolio's average daily net assets.

  The Agreements were approved initially by the Board of Trustees on June 21, 1994 for the Small Cap Portfolio and on December 5, 1995 for the Equity Portfolio. By their terms, each Agreement continues in effect for a period of two years from the date of the Agreement, and thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. The Agreements were approved for both Portfolios for an additional one year term on February 13, 1997. In addition, the question of continuance of the Agreement may be presented to the shareholders of a Portfolio; in such event, continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

CONTROL OF ADVISER

  The Adviser, Luther King Capital Management Corporation, is a corporation of which J. Luther King, Jr. is a "controlling person" (as that term is defined in the Rules and Regulations of the SEC).

ADMINISTRATOR

  Chase Global Funds Services Company (the "Administrator"), a corporate affiliate of The Chase Manhattan Bank, ("Chase") provides the Portfolios with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to a Fund Administration Agreement. The Administrator is located at 73 Tremont Street, Boston, Massachusetts 02108. The services under the Fund Administration Agreement are subject to the supervision of the Portfolios' Trustees and Officers and include day-to-day administration of matters related to the operations of the Portfolios, such as maintenance of records, preparation of reports, supervision of the Portfolios' arrangements with its custodians, compliance testing of the Portfolios' activities, and preparation of periodic updates of the Portfolios' registration statement under federal and state laws. During the fiscal period from July 14, 1994 through April 30, 1995; May 1, 1995 through December 31, 1995 and the fiscal year ended December 31, 1996; the Administrative services fees paid to the Administrator by the Small Cap Equity Portfolio totaled $137,000; $142,000 and $291,000 respectively. During the fiscal year ended December 31, 1996, the Administrator fees paid to the Administration by the Equity Portfolio totaled $109,000.

  Chase provides the Fund with custodial services pursuant to a Custody Agreement. Pursuant to the Fund Administration Agreement and Custody Agreement the Administrator receives an aggregate monthly fee, which on an annualized basis equals: 0.215 of 1% of the first $75 million of the net assets of the Small Cap Portfolio plus 0.135 of 1% of the next $75 million of the net assets of the Small Cap Equity Portfolio, plus 0.095 of 1% of the net assets of the Small Cap Equity Portfolio in excess of $150 million (with a minimum annual fee of $145,000 plus 0.015 of 1% of average daily net assets); and 0.185% of the first $75 million of the net assets of the Equity Portfolio, plus 0.135% of the next $75 million of the net assets of the Equity Portfolio, plus 0.095% of the net assets of the Equity Portfolio in excess of $150 million (with a minimum annual fee of $145,000 plus 0.015% of average daily net assets). From time to time, subject to review by the Board of Trustees, the Administrator may make certain adjustments to the fees it is entitled to receive pursuant to the Fund Administration Agreement.

DISTRIBUTOR

  Shares of the Portfolios are distributed through Funds Distributor Inc. (the "Distributor"). The Distributor is a broker-dealer registered with the SEC. Jacqui Brownfield, an employee of the Adviser and an officer of the Fund, is a registered representative of the Distributor.

TRUSTEES AND OFFICERS

  The Trustees and officers of the Portfolios, their ages, their business addresses and principal occupations during the past five years are as follows:

  H. KIRK DOWNEY; 53; 2900 Lubbock Street, Fort Worth, Texas 76109; Trustee of the Fund; Dean, M.J. Neeley School of Business, Texas Christian University Business School.

  J. LUTHER KING, JR.*; 56; 301 Commerce Street, Fort Worth, Texas 76102; Chairman of the Board of Trustees, President, Chief Executive Officer and Manager of the Fund; President, Luther King Capital Management Corporation.

  EARLE A. SHIELDS, JR.; 75; 53 Westover Terrace, Fort Worth, Texas 76107; Trustee of the Fund; Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.

  PAUL W. GREENWELL; 46; 301 Commerce Street, Fort Worth, Texas 76102; Vice President of the Fund; Vice President, Luther King Capital Management.

  JACQUI BROWNFIELD; 36; 301 Commerce Street, Fort Worth, Texas 76102; Secretary and Treasurer of the Fund; Fund Administrator, Luther King Capital Management.

  JOHN M. CORCORAN; 31; 73 Tremont Street, Boston, Massachusetts 02108; Assistant Treasurer of the Fund; Vice President and Senior Manager, Fund Administration and Compliance, Chase Global Funds Services Company; formerly Audit Manager, Ernst & Young.

  KARL O. HARTMANN; 41; 73 Tremont Street, Boston, Massachusetts 02108; Assistant Secretary of the Fund; Senior Vice President and General Counsel, Chase Global Funds Services Company; formerly Senior Vice President, Secretary and General Counsel of Leland O'Brien Rubinstein Associates, Inc., (an investment adviser); Vice President and Associate General Counsel of The Boston Company Advisers, Inc. (a mutual fund servicing agent).

  HELEN A. ROBICHAUD; 44; 73 Tremont Street, Boston, Massachusetts 02108; Assistant Secretary of the Fund; Vice President and Associate General Counsel, Chase Global Funds Services Company; formerly Associate Counsel of 440 Financial Group of Worcester, Inc.; Counsel, Palmer & Dodge; associate lawyer, Gaston & Snow.
--------

* Trustee Mr. King is an "interested person" of the Portfolio (as defined in the Investment Company Act of 1940, as amended) because of his affiliation with the Adviser.

  The following table shows aggregate compensation paid to each of the Fund's trustees by the Portfolios and total compensation paid by the Portfolios for the fiscal year ended December 31, 1996.

                              COMPENSATION TABLE

          (1)                  (2)                    (3)                   (4)               (5)
                                                                                       TOTAL COMPENSATION
                            AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL  FROM REGISTRANT
    NAME OF PERSON,        COMPENSATION   BENEFITS ACCRUED AS PART OF  BENEFITS UPON    AND FUND COMPLEX
        POSITION         FROM REGISTRANT*        FUND EXPENSES           RETIREMENT     PAID TO TRUSTEES
    ---------------      ---------------- --------------------------- ---------------- ------------------
H. Kirk Downey..........      $9,500                    0                     0              $9,500
J. Luther King, Jr......      $    0                    0                     0              $    0
Earle A. Shields, Jr....      $9,500                    0                     0              $9,500

  Trustees other than those who are officers or affiliated with the Adviser receive an annual fee plus a meeting fee for each meeting attended and are reimbursed for expenses incurred in attending Board Meeting. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees. The Portfolios' officers and employees are paid by the Adviser or the Administrator.

CONTROL PERSONS AND 5% SHAREHOLDERS

  The following persons may be deemed to control the Equity Portfolio by virtue of their ownership of record or beneficially, of more than 25% of the outstanding shares of the Equity Portfolio, as of February 14, 1997:

  Overton & Co., c/o Trust Department of Overton Bank & Trust, 410 S. Taylor Street, Fort Worth, Texas 76109, 29.7%

  Amarillo National Bank, Common Trust Fund, 4200 S. Hulen Boulevard, Amarillo, Texas 79101, 44.5%

  As of February 14, 1997, the following persons owned of record or beneficially, 5% or more of the shares of the Small Cap Portfolio:

  Gannett Co. 401K Plan, c/o Mellon Trust, Medford, Massachusetts, 5.9% Sid Richardson Foundation, c/o Texas Commerce Bank, Houston, Texas, 6.5% Northern Trust as Trustee for Gannett Master Retirement Trust, Chicago, Illinois, 15%*

--------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  As of February 27, 1997, all trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) 318,518.915 shares, or 2.3% of the shares of the Small Cap Portfolio outstanding on such date, and 138,587.23 shares, or 4.5% of the shares of the Equity Portfolio outstanding on such date.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Portfolios to pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research services provided by the broker effecting the transaction. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various clients, including the Portfolios, although not all of these services are necessarily useful and of value in managing the Portfolios.

  It is not the Portfolios' practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers of dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

  Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

  The Adviser manages the Portfolios without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by a Portfolio generally will be.

  The portfolio turnover rate of a Portfolio is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (ii) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (i) and (ii) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

  The Small Cap Portfolio and Equity Portfolio paid brokerage commissions of approximately $311,656 and $72,453 respectively, for their fiscal periods ended December 31, 1996.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES

  Certain managed account clients of the Adviser may purchase shares of the Portfolios. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in a Portfolio.

  Certain clients of the Adviser may, subject to the approval of the Portfolios, purchase shares of the Portfolios with liquid securities that are eligible for purchase by a Portfolio (consistent with the Portfolio's investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ. These transactions will be effected only if the Adviser intends to retain the security in the Portfolios as an investment. Assets so purchased by the Portfolios will be valued in generally the same manner as they would be valued for purposes of pricing a Portfolio's shares, if such assets were included in the Portfolio's assets at the time of purchase.

  Shares of the Portfolios are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a Portfolio are available for offer and sale in their state of domicile or residence. Shares of the Portfolios may not be offered or sold in any state unless registered or qualified in the jurisdiction unless an exemption from registration or qualification is available.

  The Portfolios reserve the right in their sole discretion (i) to suspend the offering of their shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolios, (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The officers of the Portfolios may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in a Portfolio by employees of the Adviser.

REDEMPTION OF SHARES

  The Portfolios may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

  The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolios. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such "in-kind" redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing portfolio securities described in the Prospectus under "Valuation of Shares," and such valuation will be made as of the same time the redemption price is determined.

  Due to the relatively high cost of maintaining smaller accounts, the Portfolios reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least $1,000. Investors will be notified that the value of their account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the minimum before the redemption is processed. The Declaration of Trust also authorizes the Fund to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

  No charge is made by the Portfolios for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Portfolio.

PRICING OF SHARES

  As indicated under "Valuation of Shares" in the Prospectuses, the Portfolios' net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

GENERAL

  The Portfolios' policy is to distribute substantially all of their net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains in compliance with Subscription M of the Internal Revenue Code of 1986. Any use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses it realizes in connection therewith.

  The Portfolios intend to declare and pay dividends and capital gain distributions so as to avoid imposition of 24% Federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending December 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year.

  Undistributed net investment income is included in each Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends and other distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to the investor as ordinary income.

  As stated in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gain distributions are automatically paid in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until a Portfolio is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gain distribution is paid.

FOREIGN TAXES

  Foreign governments may withhold taxes on dividend and interest paid with respect to foreign securities. Because the Portfolios do not currently anticipate that securities of foreign issuers will constitute more than 50% of their total assets at the end of their fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld. In addition, special tax consequences apply to investments in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on the disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time of a Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of investment company taxable income available to the Portfolio for distribution to its shareholders.

                            PERFORMANCE INFORMATION

PERFORMANCE CALCULATIONS

  The Portfolios may from time to time quote various performance figures to illustrate their past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Portfolio be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

  AVERAGE ANNUAL TOTAL RETURN. A Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Portfolio expenses on an annual basis.

  The average annual total of rates of return of the Small Cap Portfolio from inception and for the one year period ended December 31, 1996 are:

                                                      SINCE INCEPTION
                                                       THROUGH YEAR
                                    ONE YEAR ENDED         ENDED       INCEPTION
                                   DECEMBER 31, 1996 DECEMBER 31, 1996   DATE
                                   ----------------- ----------------- ---------
Small Cap Portfolio...............       25.67%            25.10%       7/14/94

  The average annual total rate of return of the Equity Portfolio from inception on January 3, 1996 to December 31, 1996 is 17.00%.

  Average annual total return is calculated according to the following formula:

  P(1+T)/n/ = ERV

  where:
    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  CUMULATIVE TOTAL RETURN. A Portfolio may also calculate total return on a cumulative basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

  Cumulative Total Return = [(ERV)-1]
                              ---
                               P

  The cumulative total return of the Small Cap Equity Portfolio from inception on July 14, 1994 to December 31, 1996 is 73.93%.

COMPARISON OF PORTFOLIO PERFORMANCE

  The performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Portfolios may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

  The Portfolios may from time to time use the following unmanaged indices for performance comparison purposes:

    S&P 500--The S&P 500 is a portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

    Russell 2000--The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Portfolios are a series of the LKCM Fund which was established under Delaware law by a Declaration of Trust dated February 10, 1994. The Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("portfolios") of shares. Currently, shares of two series have been authorized which are the shares of the Portfolios. Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series and would be subject to the liabilities related thereto.

  The Trustees, in their discretion, may authorize the division of shares of the Portfolios into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require the Portfolios first to obtain an exemptive order of the Securities and Exchange Commission), nor of changing the method of distribution of shares of the Portfolios.

  When issued, the shares of the Portfolios are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. The shares of the Portfolios have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Portfolio.

SHAREHOLDER AND TRUSTEE LIABILITY

  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Portfolios' property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

CUSTODIAN

  The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081-1000, is custodian of the Fund's assets. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies.

AUDITORS

  Deloitte & Touche LLP, Boston, Massachusetts serves as the Portfolios' independent auditors, whose services include examination of the Portfolios' financial statements and the performance of other related audit and tax services.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the Small Cap and the Equity Portfolios and the Financial Highlights for the fiscal year ended December 31, 1996, which appear in the Portfolios' Annual Report to Shareholders dated December 31, 1996, and the reports thereon of Deloitte & Touche LLP, the Fund's independent auditors, also appearing therein, which were previously filed electronically with the SEC (Accession Number: 0000950109-97-001727); are incorporated by reference.

                                   APPENDIX

DESCRIPTION OF BOND RATINGS

 Excerpts from Moody's Investors Service, Inc. Corporate Bond Ratings:

  AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 Excerpts from Standard & Poor's Corporation Corporate Bond Ratings:

  AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

  AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "- ,+".

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

  PLUS (+) MINUS(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

 Excerpts from Duff & Phelps Corporate Bond Ratings:

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearage.

                                    PART C

                                   LKCM FUND

                               OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

(a)  Financial Statements


     Included in Part A for the Portfolios listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended December 31, 1996:
     LCKM Small Cap Equity Portfolio (January 1, 1996)
     LCKM Equity Portfolio (January 3, 1996)


     Included in PART B:


     3. Incorporated by reference is the Annual Report for the LCKM Small Cap Equity Portfolio and the LKCM Equity Portfolio dated December 31, 1996, filed electronically pursuant to Section 30(B)(2) of the Investment Company Act of 1940, as Amended, (Accession number: 0000950109-97-001727). The audited financial statements included in the Annual Report are:

     (a)    Statement of Net Assets as of December 31, 1996;

     (b)    Statement of Operations for the period ended December 31, 1996

     (c)    Statement of Changes in Net Assets for the year ended December 31,
            1996 For the LCKM Small Cap Equity Portfolio;

     (d)    Statement of Changes in Net Assets for the period from January 3,
            1996 to December 31, 1996 for the LCKM Equity Portfolio;

     (e) Financial Highlights for the year ended December 31, 1996 for the LCKM Small Cap Equity Portfolio;

     (f)    Financial Highlights for the period from January 3, 1996 to December
            31, 1996 for the LCKM Equity Portfolio; and

     (g)    Notes to Financial Statements.

(b)  Exhibits

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed on February 9, 1994; Pre EA = Pre-Effective Amendment No. 1 filed April 13, 1994; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the Third PEA under the Securities Act of 1933.)

                                                 Incorporated by
        Exhibit                              Reference to (Location):
        -------                              ------------------------

1.     Articles of Incorporation           RS
2.     By-Laws                             RS
3.     Voting Trust Agreement              Not Applicable
4.     Specimen of Securities              Pre EA #2
5.     Investment Advisory Agreements      Pre EA #3
6.     Distribution Agreement              Pre EA #3, included herein
7.     Directors' and Officers'
       Contracts and Programs              Not Applicable
8.     Custody Agreements                  RS
9.     Other Material Contracts            RS
10.    Opinion and Consent of Counsel      Pre EA #3
11.    Other Opinions and Consents
        A.  Consent of Independent
            Accountants with respect
            to Annual Report dated
            April 30, 1995                 PEA #2
        B.  Consent of Independent
            Accountants with respect
            to Annual Report dated
            December 31, 1995              PEA #4
        C.  Consent of Independent
            Accountants with respect       Included herein
            to Annual Report dated
            December 31, 1996
12.    Other Financial Statements
        A.  1994 Semi-Annual Report        PEA #1
        B.  1995 Annual Report dated
            April 30, 1995                 PEA #2
        C.  1995 Annual Report dated
            December 31, 1995              PEA #4
        D.  1996 Annual Report dated
            December 31, 1996              Incorporated by reference
13.    Agreements relating to Initial
       Capital                             Pre EA #3
14.    Model Retirement Plans              Not Applicable
15.    12b-1 Plans                         Not Applicable
16.    Performance Quotation Schedule      Not Applicable
27.    Financial Data Schedules
       for the period ended
       December 31, 1996                   Included herein

Item 25.Persons controlled by or Under Common Control With Registrant.

Registrant is not controlled by or under common control with any person.

Item 26.Number of Holders of Securities

                                             Number of Record Holders
        Title of Class or Series.            February 27, 1997
        -------------------------            -----------------
        LKCM Small Cap Equity
        Portfolio                                731
        LKCM Equity Portfolio                    84

Item 27.Indemnification

Reference is made to Article VI of the Registrant's Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.Business and Other Connections of Investment Advisers

Reference is made to the captions "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 28 with respect to each director, officer, or partner of Luther King Capital Management Corporation is incorporated by reference to Form ADV filed by Luther King Capital Management Corporation with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-14458).

Item 29.       Principal Underwriters

        (a) Funds Distributor, Inc., is the general distributor of the Registrant's shares.
        (b) The information contained in the registration on Form BD of Funds Distributor, Inc., filed under the Securities Exchange Act of 1934, is incorporated herein by reference.
        (c)    Not applicable.

Item 30.       Location of Accounts and records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

     Luther King Capital Management Corporation
     310 Commerce Street, Suite 1600
     Fort Worth, Texas  76102
     (records relating to its function as investment advisor)


     The Chase Manhattan Bank
     770 Broadway
     New York,  New York  10003-9598
     (records relating to its function as custodian)


     Chase Global Funds Services Company
     73 Tremont Street
     Boston, Massachusetts  02108
     (records relation to its functions as administrator, transfer agent and dividend disbursing agent)

Item 31.       Management Services

Not applicable.

Item 32.       Undertakings

(a)     Not applicable

(b)     Not applicable

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee of Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended relating to shareholder communications.

                                    PART C

                                   LKCM FUND

                    POST-EFFECTIVE AMENDMENT NO. 5

                                 EXHIBIT INDEX


                     Exhibit No.               Description
                     ------------              -----------
                          6                    Distribution Agreement
                                               dated June 30, 1996

                          11                   Consent of Independent
                                               Auditors with respect
                                               to Annual Report dated
                                               December 31, 1996

                          27                   FINANCIAL DATA SCHEDULES
                                               for the period ended
                                               December 31, 1996